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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549
                            ------------------------
                                    FORM 8-K
              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
        Date of Report (Date of earliest event Reported): January 7, 1999

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                               GETTY IMAGES, INC.
             (Exact Name of Registrant as Specified in its Charter)

          DELAWARE                   000-23747                   98-0177556
(State or Other Jurisdiction  (Commission File Number)     (I.R.S. Employer of
        Incorporation)                                    Identification Number)

          2101 FOURTH AVENUE                   101 BAYHAM STREET
            FIFTH FLOOR                         LONDON NW1 0AG
      SEATTLE, WASHINGTON 98121                     ENGLAND
           (206) 695-3400                   (011 44 171) 544-3456

        (Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

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ITEM 5. OTHER EVENTS.

(i) Reference is made to the press release issued to the public by the Registrant on January 7, 1999, the text of which is attached hereto as
        Exhibit 99.1, for a description of the events reported pursuant to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (a)     EXHIBITS.

        99.1 Text of press release dated January 7, 1999.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: January 13, 1999                   GETTY IMAGES, INC.
                                         By:      /s/ JONATHAN D. KLEIN
                                             ----------------------------------
                                         Name: Jonathan D. Klein
                                         Title: Chief Executive Officer


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                                INDEX TO EXHIBITS


EXHIBIT     DESCRIPTION                                                    PAGE
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
 99.1       Text of press release dated January 7, 1999...............       5


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